JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Schedule 13D (including amendments thereto) with respect to the limited partnership interests and assignee interests therein of ARVIDA/JMB PARTNERS, L.P., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this th day of May, 1998.


                         RALEIGH CAPITAL ASSOCIATES L.P.

                         By:   Zephyr Partners,
                               General Partner

                               By:     GP Aeolus, Inc.,
                                       General Partner

                                        By:   /s/ Edward Mattner
                                              Name:  Edward Mattner
                                              Title: Vice President

                               By:     AREHGP, Inc.,
                                       General Partner

                                       By:    /s/ John Saldarelli
                                              Name:  John Saldarelli
                                              Title: President


                         ZEPHYR PARTNERS

                         By:      GP Aeolus, Inc.,
                                  General Partner

                                  By:     /s/ Edward Mattner
                                          Name: Edward Mattner
                                          Title: Vice President

                         By:      AREHGP, Inc.,
                                  General Partner

                                  By:     /s/ John Saldarelli
                                          Name: John Saldarelli
                                          Title: President


       [Joint Filing Agreement with respect to Arvida/JMB Partners, L.P.]

                         GP AEOLUS, INC.

                         By:   /s/ Edward Mattner
                               Name: Edward Mattner
                               Title: Vice President


                         AREHGP, INC.

                         By:   /s/ John Saldarelli
                               Name: John Saldarelli
                               Title: President


                         AMERICAN REAL ESTATE HOLDINGS LIMITED PARTNERSHIP

                         By:  American Property Investors, Inc.,
                              General Partner

                              By:    /s/ John Saldarelli
                                     Name: John Saldarelli
                                     Title: Vice President


                         AMERICAN PROPERTY INVESTORS, INC.

                         By:   /s/ John Saldarelli
                               Name: John Saldarelli
                               Title: Vice President



                         /s/ Carl. C. Icahn
                         CARL C. ICAHN






       [Joint Filing Agreement with respect to Arvida/JMB Partners, L.P.]